Commonwealth Cash Reserve Fund


Annual Report
March 31, 2003


Commonwealth Cash Reserve Fund, Inc.
P.O. Box 1192
Richmond, Virginia 23209-1192
(800) 338-3383





Commonwealth Cash Reserve Fund, Inc.

Message to our Shareholders


As we write this, interest rates are at historic lows, the U.S. economy is on an uncertain path, and many of the factors that traditionally move the markets appear to have less influence.

Market activity in 2002 was indicative of a weak economy. Interest rates declined, with short-term rates reaching levels not seen in generations and the stock markets declined for the third straight year. Yet the economic statistics showed a picture of a more vigorous economy that had recovered from the recession of 2001--although the recovery was uneven in tenor and unsatisfactory to many. The trend continued into the first months of 2003. Recovery cost 300,000 jobs in the first four months, a result of strong foreign competition, productivity improvements and shifting consumer demand. Business investment lagged, although the stock market rallied. Government spending at the Federal level provided a measure of economic stimulus but state and local governments, faced with looming deficits, cutback their outlays.

The net effect was modest growth in 2002, as GDP, the broadest measure of economic output, increased by 2.4%. This trend carried into the first quarter of 2003. While the slow rate of growth was within the range of expectations for long-term performance, it was somewhat below the level of growth in the initial period following past recessions, and this was viewed as less than satisfactory.

As the U.S. economy struggled to regain forward momentum, growth slowed significantly in Europe, and Japan continued to wrestle with its decade-long economic problems, thus depressing demand world wide for U.S. goods. The strength of the U.S. currency kept American manufacturers at a disadvantage and supported U.S. consumers' penchant for imported goods.

Moderate growth was coupled with low inflation. In the past 12 months, the consumer price index rose by 2.2%. Strong increases in productivity helped keep cost pressures at bay. Without inflation as a serious factor, the Federal Reserve continued to provide a strong dose of stimulus by keeping short-term interest rates low. At the start of 2002, the inter-bank lending rate was 1.75%, its lowest level in 40 years. Through most of the year the Fed signaled its inclination to reduce rates further, and in early November it lopped another 50 basis points off the federal funds rate, bringing it to 1.25%. With inflation running at over 2%, this produced a negative "real" rate (the difference between inflation and the nominal rate). In recent months, Fed governors have raised anew the possibility that the Fed would have to act to counter deflation, and this has put further downward pressure on interest rates.

The Commonwealth Cash Reserve Fund continued to track the underlying market closely. Throughout the year we worked hard to produce added income for participants without exposing the portfolio to risk. For most of the past
12 months, this meant that we maintained a weighted average maturity of the Fund near the maximum permitted by credit rating agencies and the portfolio's investment policies. This enabled us to capture the benefits of longer-maturity investments and to lock in attractive yields at several points during the year. As a result we were able to provide an attractive return when compared to many of the investment alternatives available to schools and local governments.

We have a particularly cautious outlook at this time. The unsettled international situation profoundly influences the markets, as investors worldwide seek the safety of short-term U.S. government securities.
With interest rates at such low absolute levels, the risk is that short -term rates will move sharply higher, with a resulting erosion of market value in investments. Longer maturity investments have greater exposure. Accordingly, recently we have positioned the portfolios in a defensive mode, with a bias toward shorter maturities.



Commonwealth Cash Reserve Fund, Inc.


This year may well see a rise in rates from their historic lows. If so it would be the first rise since 1999. The economy could grow by 2-3%. Sharply higher energy prices, higher prices for other commodities and a weaker dollar could put upward pressure on prices. The Federal government's huge new borrowing need, to pay for a deficit of $300 billion or more, will weigh on the capital markets. If the world political situation eases, higher rates could well result.

Meanwhile, with rates at such low levels and governments in a crunch between stagnant revenues and demands for service, the pressure is intense to reach for yield. "New" products that offer above-market yields are likely to appear, although experienced investors know that there is in reality no free lunch. Higher promised returns usually come at a price--for example, investments may not be fully collateralized, or return of principal may be delayed if interest rates rise. As the Commonwealth Cash Reserve Fund's investment advisors we have avoided these traps by emphasizing safety of principal at all times. The Fund has an unblemished record and we will work tirelessly to maintain it.


Respectfully,



PFM Asset Management LLC
May 2, 2003





Report of Independent Auditors
To the Shareholders and the Board of Directors of the Commonwealth Cash Reserve Fund, Inc.

We have audited the accompanying statement of net assets of the Commonwealth Cash Reserve Fund, Inc. (the "Fund") as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.



Ernst & Young LLP


Philadelphia, Pennsylvania
May 2, 2003







Commonwealth Cash Reserve Fund, Inc.

Statement of Net Assets
March 31, 2003

Face
Amount								Value
(000)								(000)

BANKERS' ACCEPTANCES (10.7%)

Bank of America
      $14,000	1.23%	4/7/03 ..............................$  13,997

Fleet National Bank
	4,400	1.23%	4/11/03 .................................4,398
	8,000	1.19%	5/9/03 ..................................7,990

Rabobank (NY)
	5,000	1.26%	4/30/03 .................................4,995

31,400	Total Bankers' Acceptances  				31,380
	(Original Cost $31,366)

CERTIFICATES OF DEPOSIT (13.3%)

Barclays Bank (NY)
       13,000	1.27%	4/21/03 ................................13,000

Canadian Imperial Bank of Canada
       14,000	1.20%	4/1/03 .................................14,000

Dresdner Bank AG (NY)
	1,000	2.87%	4/7/03 ..................................1,000
	2,000	2.58%	5/7/03 ..................................2,000
	7,000	2.58%	5/29/03 .................................7,000

Toronto Dominion Bank
	2,000	2.56%	5/8/03 ..................................2,000

39,000  Total Certificates of Deposit 				39,000
	(Original Cost $39,000)

ASSET-BACKED COMMERCIAL PAPER (8.2%)

Edison Asset Securitization
       10,000	1.24%	4/8/03 ..................................9,998

Enterprise Funding Group
       14,000	1.23%	4/21/03	................................13,990

24,000	Total Asset-Backed Commercial Paper  			23,988
	(Original Cost  $23,977)

COMMERCIAL PAPER (22.7%)

Bear Stearns Company

       14,000	1.21%	4/24/03	................................13,989

CS First Boston
       14,000	1.26%	4/7/03 .................................13,997

Dexia Delaware LLC
       15,000	1.25%	4/3/03 .................................14,999

General Electric Capital Corp.
	4,590	1.24%	4/28/03	.................................4,586

Morgan Stanley Dean Witter & Co.
	5,000	1.25%	4/21/03 .................................4,996

UBS Finance Corp. (DE)
       13,970	1.24%	4/8/03 .................................13,967

66,560	Total Commercial Paper (Original Cost  $66,486)		66,534

CORPORATE NOTES (2.4%)

General Electric Capital Corporation
	3,000 	2.72%	5/19/03	.................................3,012
	1,000	2.33%	6/18/03	.................................1,014

Salomon Smith Barney Holdings, Inc.
	3,000	2.68%	5/15/03	.................................3,013

7,000	Total Corporate Notes (Original Cost $7,265)  		 7,039



The accompanying notes are an integral part of these financial statements.





Commonwealth Cash Reserve Fund, Inc.

Statement of Net Assets (continued)
March 31, 2003

Face
Amount								Value
(000)								(000)


U.S. GOVERNMENT AND AGENCY OBLIGATIONS (28.8%)

Federal Home Loan Bank Discount Notes
      $ 7,190	1.22%	4/2/03 .............................$   7,190

Federal Home Loan Bank Notes
	3,000	1.62%	1/5/04 .................................3,085

Federal Home Loan Bank Notes (Callable)
       10,000	1.68%	12/23/03 ..............................10,000
	5,000	1.51%	1/21/04	................................5,159
	5,000	1.35%	4/6/04 .................................5,000
	5,000	1.25%	4/8/04 .................................5,000
	5,000	1.36%	4/13/04 ................................5,000

Federal Home Loan Mortgage Corporation Notes (Callable)
	7,000	1.61%	2/6/04 .................................7,000

Federal National Mortgage Association Discount Notes
       18,000	1.30%	4/1/03 ................................18,000
       10,000	1.22%	5/7/03 .................................9,988
	2,300	1.13%	5/28/03 ................................2,296

Federal National Mortgage Association Notes
	1,100	1.57%	12/10/03 ...............................1,132

Federal National Mortgage Association Separately Traded
        Registered Interest & Principal Securities
	  848	2.66%	4/30/03 ..................................846
	4,750	1.70%	7/19/03	................................4,726

84,188	Total U.S. Government and Agency Obligations           84,422
	(Original Cost $84,441)

REPURCHASE AGREEMENTS (13.7%)

Bear Stearns
	40,000 1.30%	4/1/03	...............................40,000
      	(Dated 3/31/03, repurchase price $40,001, Collateralized By Federal Home Loan Mortgage Corporation Certificates
      	5.23%, maturing 4/1/2032, market value $41,247)

40,000	Total Repurchase Agreements (Original Cost $40,000)    40,000


$292,148 TOTAL INVESTMENTS (99.8%) (Cost $292,535)	      292,363

OTHER ASSETS AND LIABILITIES (0.2%)				  550

NET ASSETS (100.0%)
	Applicable to 292,913,301 outstanding
	shares of beneficial interest (7,000,000,000
	shares authorized - no par value)		     $292,913

	NET ASSET VALUE, OFFERING PRICE
	AND REDEMPTION PRICE PER SHARE				$1.00

	AT March 31, 2003, NET ASSETS CONSISTED OF	Amount	  Per
							(000)	  Share

	Paid in Capital					$292,913 $ 1.00

Undistributed Net Investment Income		            -         -
Accumulated Net Realized Gain			            -         -
Unrealized Appreciation (Depreciation) of Investment        -         -

NET ASSETS						$292,913  $1.00



The accompanying notes are an integral part of these financial statements.





Commonwealth Cash Reserve Fund, Inc.


Statement of Operations
For the Year Ended March 31, 2003


							     (000)
INVESTMENT INCOME
	Interest Income					 $   5,234

EXPENSES
	Management Fees					       497
	Custodian Fees						55
	Distribution Fees					36
	Legal Fees						58
	Audit Fees						12
	Directors Fees and Expenses				 8
	Insurance, Registration Fees and Other			 8

Total Expenses						       674
Less Expenses Waived by Investment Advisor and Distributor    (217)
Net Expenses						       457
Net Investment Income					     4,777
Net Realized Gains on Investments			       144
Net Increase in Net Assets Resulting from Operations	 $   4,921





Statements of Changes in Net Assets

						  Year Ended March 31,

 						   2003		2002
						   (000)	(000)

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
	Net Investment Income			 $4,777	      $7,747
	Net Realized Gains on Investments	    144		  94

	Net Increase in Net Assets		  4,921	       7,841

DISTRIBUTIONS TO SHAREHOLDERS FROM
	Net Investment Income			 (4,777)      (7,747)
	Net Realized Gains on Investments	   (144)	 (94)

	Total Distributions			 (4,921)      (7,841)

CAPITAL SHARE TRANSACTIONS (at $1.00 per share)
	Issued					777,926	     671,750
	Redeemed			       (738,978)    (683,049)
	Distributions Reinvested		  4,921	       7,841

	Net Increase (Decrease) from
	Capital Share Transactions		 43,869	      (3,458)
	Total Increase (Decrease) in Net Assets	 43,869	      (3,458)

NET ASSETS
	Beginning of year			249,044	     252,502
	End of year			      $ 292,913    $ 249,044



The accompanying notes are an integral part of these financial statements.




Commonwealth Cash Reserve Fund, Inc.

Financial Highlights
For a Share Outstanding Throughout Each Year


		   	          2003	    2002      2001	2000	  1999
Net Asset Value,
 Beginning of Year		$1.000    $1.000    $1.000    $1.000	$1.000

Income From Investment
 Operations
 Net Investment Income		 0.016	   0.031     0.062     0.053	 0.053

Total From Operations		 0.016	   0.031     0.062     0.053	 0.053

Less: Distributions
 Net Investment Income		(0.016)   (0.031)   (0.062)   (0.053)   (0.053)

 Total Distributions	        (0.016)   (0.031)   (0.062)   (0.053)   (0.053)

Net Asset Value,
 End of Year	  	        $1.000    $1.000    $1.000    $1.000    $1.000

Total Return			 1.65%	   3.12%     6.46%     5.43%	 5.40%

Ratios/Supplemental
 Data

Net Assets, End of
 Year (000)		      $292,913  $249,044  $252,502  $135,708  $113,731

Ratio of Expenses to
 Average Net Assets		 0.15%	   0.15%     0.15%     0.15%	 0.15%

Ratio of Expenses to
 Average Net Assets
 Before Fee Waivers 		 0.22%	   0.23%     0.24%     0.25%	 0.25%

Ratio of Net Investment
 Income to Average Net
 Assets				 1.57%	   3.07%     6.24%     5.34%	 5.28%

Ratio of Net Investment
 Income to Average Net
 Assets Before Fee
 Waivers			 1.50%	   2.99%     6.15%     5.24%	 5.18%



The accompanying notes are an integral part of these financial statements.





Notes to Financial Statements


ORGANIZATION

A.	The Commonwealth Cash Reserve Fund, Inc. (the "Fund") is registered
	under the Investment Company Act of 1940, as a diversified open-end investment company and was organized as a Virginia corporation on December 8, 1986. The Fund is a money market fund designed and managed to suit the special cash management needs of counties,
	cities, towns, political subdivisions, 	public bodies and
	institutions, such as universities, hospitals and not-for-profit organizations. The Fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities and by companies primarily operating in the banking industry; the issuers' abilities to meet their obligations may be affected by economic developments in such industry.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

B.	The following significant accounting policies of the Fund are in
	conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The significant accounting policies are as follows:

1.	Securities held are stated at amortized cost, which approximates fair
	value at March 31, 2003. It is the Fund's policy to compare amortized cost and fair value of securities weekly and as of the last business day of each month.



Commonwealth Cash Reserve Fund, Inc.

Notes to Financial Statements (continued)



2.	Security transactions are accounted for on the trade date.  Costs used
	in determining realized gains and losses on sales of investment securities are those of specific securities sold. Interest income is recorded using the accrual method. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities.

3.	Dividends from net investment income and net realized gains on
	investments are declared daily and reinvested in each participant's account by the purchase of additional shares of the Fund on the last day of each month.

4.	The Fund invests cash in repurchase agreements secured by U.S.
	Government and Agency obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of each agreement require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5.	The Fund intends to continue to qualify as a "regulated investment
	company" under the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. At March 31, 2003, the cost of securities for federal income tax purposes is the same as the amounts reported for financial reporting purposes. All distributions paid by the Fund are considered ordinary income for federal income tax purposes.


FEES AND CHARGES

C.	Public Financial Management, Inc., an investment advisory firm,
	provided investment advisory, administration, and transfer agent services to the Fund, pursuant to separate agreements with the Fund which expired July 30, 2002. Fees for investment advisory services were calculated at an annual rate of .12% of the average daily net assets of the Fund up to $200 million, .10% on the next $200 million, .09% on the next $200 million and .08% on such assets in excess of $600 million. Fees for the administration services were calculated at an annual rate of .05% of average daily net assets. Fees for transfer agent services were limited to out-of-pocket expenses attributable to the performance of duties under the transfer agency agreement.

	PFM Asset Management LLC is a registered investment advisor under the Investment Advisors Act of 1940 which is under common ownership with Public Financial Management, Inc. On July 31, 2002, the Fund entered into an agreement with PFM Asset Management LLC to provide investment advisory, administration, and transfer agent services to the Fund, pursuant to separate agreements with the Fund which expire July 31, 2004. Fees for investment advisory services are calculated at an annual rate of .12% of the average daily net assets of the Fund up to $200 million, .10% on the next $200 million, .09% on the next $200 million and .08% on such assets in excess of $600 million.
	Fees for the administration services are calculated at an annual rate of .05% of average daily net assets. Fees for transfer agent services are limited to out-of-pocket expenses attributable to the performance of duties under the transfer agency agreement.

	There were no transfer agent fees charged to the Fund by either Public Financial Management or PFM Asset Management LLC (collectively "PFM") during the year ended March 31, 2003. PFM voluntarily waived $211,000 of fees under these advisory and administration agreements so that the aggregate operating expenses of the Fund would not exceed .15% of the Fund's average net assets for the year ended March 31, 2003. Fees paid to PFM, after such waivers represented .09% of average net assets for the year ended March 31, 2003.



Commonwealth Cash Reserve Fund, Inc.


Notes to Financial Statements (continued)


	The Fund has adopted a plan of distribution (the "Distribution Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, which permits the Fund to bear certain expenses in connection with the distribution of its shares, provided the requirements of the Rule are met. Commonwealth Financial Group, Inc. (the "Distributor") serves as the Fund's Distributor pursuant to a distribution agreement with the Fund. The President and a director of the Fund is the President and sole shareholder of the Distributor. The Distribution Plan authorizes the Fund to reimburse the Distributor for expenses incurred by the Distributor in connection with the sale, promotion and distribution of Fund shares, in an amount not to exceed .25% of the Fund's average daily net asset value in any year. Any payments made under the Plan shall be made only as determined from time to time by the Board of Directors. For the year ended March 31, 2003, total expenses incurred by the Fund to the Distributor under the Plan were approximately $30,000, after waiving fees of $6,000.

	During the year ended March 31, 2003, the Fund incurred approximately $31,000 of legal expenses for services of a law firm of which the Secretary of the Fund is a Partner.

GOVERNMENTAL ACCOUNTING STANDARDS

D.	Under Governmental Accounting Standards ("GAS"), state and local
	governments, including school districts and other municipal entities, are required to classify their investments, excluding pools managed by governments or investment funds similar to the Fund in prescribed categories of credit risk. Although the Fund is not subject to GAS, its March 31, 2003 investments have been classified for the information of the participants as Category 1 investments. Category 1 includes investments that are insured or registered or are held by the Fund or its agent in the Fund's name. Category 2 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent in the Fund's name. Category 3 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent but not in the Fund's name.




The Fund's Board of Directors

	Each member of the Board of Directors of the Fund was elected by the Fund's shareholders. Under the Fund's amended and restated bylaws, each of the Fund's Directors will hold office until his successor is elected and qualified or until earlier resignation or removal. Vacancies of the Board of Directors may be filled by the remaining Board members until the next shareholders' meeting, subject to restrictions described below.

	The Fund does not pay fees to Directors who are "interested persons" or to any of the Fund's officers. No officer of the Fund received any remuneration as an officer or employee of the Fund during the Fund's fiscal year ended March 31, 2003, nor does the Fund intend to pay any remuneration to any officer during the coming fiscal year. Directors who are not "interested persons" of the Fund receive from the Fund an annual retainer of $1,000 plus $250 per meeting attended.
	For the fiscal year ended March 31, 2003, such fees totaled $5,750. The Independent Directors are responsible for the nomination of any individual to serve as an Independent Director. Members of the Advisory Board receive no compensation from the Fund.

	For further information on payments made to officers of the Fund for services performed, refer to Note C of the financial statements.


Commonwealth Cash Reserve Fund, Inc.

The Fund's Board of Directors (continued)

Officers and Affiliated Directors. The following table sets forth certain information about the Fund's Officers, as well as those Directors who are affiliated with the Fund's investment advisor or principal underwriter and are therefore "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

		 Position(s) Held with
Name		 Fund; (Number of
Address		 Portfolios in Fund	Principal Occupation(s) During the Past
Age 		 Complex Overseen	Five Years; (Other Directorships Held
(Served Since)	 by Director)		by Officer and/or Director)


Jeffrey A.	 Director, President	President, Commonwealth Financial
Laine		 & Treasurer; (1)	Group, Inc., (the Fund's Distributor)
38 Cohasset Lane			1994-present; President, Laine
Cherry Hill, NJ				Financial Group, Inc., (an investment
08003 					advisory firm) 1992-present; (0)
Age: 45 (1986)

Martin P. 	 Director, Vice		President, PFM Asset Management LLC
Margolis 	 President; (1)		(the Fund's investment adviser) 2001
One Keystone				-present; Managing Director, Public
Plaza 					Financial Management, Inc., (an
North Front & 				investment advisory firm) 1986-present;
Market Streets;				Partner, Financial Management
Harrisburg, PA 				Services, Inc., 1978-1986; (0)
17101
Age: 58 (1996)


Arthur E. 	 Secretary; (1)		Mr. Anderson has been a partner of the
Anderson II				law firm McGuire Woods LLP for more
One James Center			than the last five years; (0)
901 E. Cary St.
Richmond, VA
23219
Age: 44 (1994)





Independent Directors. The following table sets forth certain information about those Directors of the Fund who are not "interested persons" as that term is defined in the Investment Company Act of 1940 ("Independent Directors").

		 Position(s) Held with
Name		 Fund; (Number of
Address		 Portfolios in Fund	Principal Occupation(s) During the Past
Age 		 Complex Overseen	Five Years; (Other Directorships Held
(Served Since)	 by Director)		by Officer and/or Director)

Giles Dodd	 Director; (1)		Director of Finance, City of Greenville
921 Lindsley  				South Carolina, 1993-1996; Retired
Drive 					Director of Finance/Assistant City
Virginia Beach,				Manager, City of Virginia Beach;
VA 23454 				Past President Virginia Government
Age: 76 (1996)				Finance Officers Association; (0)


Robert J.	 Director; (1)		Retired Director of the Annual
Fagg, Jr. 				Giving Program, Virginia Commonwealth
1605 Westcastle 			University, 1981-1998; (0)
Drive
Richmond, VA
23233
Age: 63(1986)

Robert R. 	 Director; (1)		Vice President-Finance and Treasurer,
Sedivy 					Collegiate School, Richmond, Virginia,
3804 Wellesley				1988-present; Past President Virginia
Terrace Circle				Association of Independent Schools,
Richmond, VA 				Financial Officers Group; (0)
23233
Age: 57 (1996)



Commonwealth Cash Reserve Fund, Inc.

The Fund's Board of Directors (continued)


Advisory Board. The Board of Directors of the Fund has appointed an Advisory Board to provide consultation and advice to the Fund from time to time. The following table sets forth certain information about those individuals serving on the Advisory Board as of March 31, 2003:

		 Position(s) Held with
Name		 Fund; (Number of
Address		 Portfolios in Fund	Principal Occupation(s) During the Past
Age 		 Complex Overseen	Five Years; (Other Directorships Held
(Served Since)	 by Director)		by Officer and/or Director)

Larry W. 	 Advisory Board		Director of Finance, Southeastern
Davenport 	 Member; (1)		Public Service Authority, Virginia,
1944 Ravencroft 			1998-present; Financial Analyst,
Lane 					City of Virginia Beach,
Virginia Beach,				Virginia, 1998-present; (0)
VA 23454
Age: 56 (1995)

Dennis W. Kerns	 Advisory Board 	Director of Finance, King George
11800 Marquis 	 Member; (1) 		County, 2001-present; Director of
Terrace					Finance, Culpepper County, 1997-2001;
Richmond, VA   				Director of Finance, County of
23233 					Henrico, Virginia, 1992-1997; Past
Age: 66(1996) 				President Virginia Government Finance
 					Officers Group; (0)

Chistopher 	 Advisory Board		Director of Finance, Prince William
Martino 	 Member; (1) 		County, Virginia, February 1996-
1 County 				present; Controller, City of Rye,
Complex Ct. 				New York, 1988-1996; (0)
Prince William,
VA 22192
Age: 46 (1996)


Roger W. 	 Advisory Board		Director of Finance/Treasurer,
Mitchell, Jr.	 Member; (1)		Town of Culpepper, Virginia,
9461 Jamesons				1991-present; (0)
Mill Rd.
Culpepper, VA
22701
Age: 42 (1994)


Clarence A.  	 Advisory Board		Director of Fiscal Affairs, City
Robinson	 Member; (1)		of Fredricksburg, 1986-present; (0)
1401 Prince
Edward St.
Fredricksburg,
VA 22401
Age: 55 (1998)



The Fund's Statement of Additional Information (SAI) includes additional information about the Officers, Directors and Advisory
Board Members, and is available, without charge, upon request by calling (800) 338-3383.





Investment Adviser

PFM Asset Management LLC
One Keystone Plaza, Suite 300
North Front & Market Streets
Harrisburg, Pennsylvania 17101



Custodian

State Street Bank & Trust Company
125 Sunnynoll Court, Suite 200
Winston-Salem, NC 27106



Administrator and Transfer Agent

PFM Asset Management LLC
One Keystone Plaza, Suite 300
North Front & Market Streets
Harrisburg, Pennsylvania 17101



Distributor

Commonwealth Financial Group, Inc.
38 Cohasset Lane
Cherry Hill, New Jersey 08003



Independent Auditors

Ernst & Young LLP
Two Commerce Square, Suite 4000
2001 Market Street
Philadelphia, Pennsylvania 19103



Counsel

McGuireWoods LLP
One James Center
901 E. Cary Street
Richmond, Virginia 23219




This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
The prospectus can be obtained from the Fund's Distributor.
The prospectus provides more complete information including charges and expenses. Please read it carefully before investment.